Contingent Payment (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of contingent liabilities in business combination [abstract]
Summary of Contingent Payment

	2021	2020
Contingent Payment, Beginning of Year	63	143
Re-measurement (1)	575	(80)
Liabilities Settled or Payable	(402)	—
Contingent Payment, End of Year	236	63
(1)     Contingent payment is carried at fair value. Changes in fair value are recorded in net earnings (loss).